Exhibit 10.31

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(November 1, 2016)

This Amendment to Terminaling Services Agreement is made as of the 1st day of November, 2016 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Enjet, LLC, a Texas limited liability company (“Customer”).

RECITALS

A.       Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended (the “Agreement”), which Agreement provides for the storage and handling of residual petroleum products as specified therein at the Terminal Facilities.

B.       Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.       Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.       Amendments.

2.1.       Additive & Ancillary Services. Schedule B of the Agreement shall be amended to include a shore loop transfer fee at the Baton Rouge Facility, as shown on the Amended Schedule B attached hereto and incorporated herein by this reference.

3.       No Other Modification. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement shall remain in full force and effect.

[Signature Page Immediately Follows]

1

Exhibit 10.31

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Terminaling Services Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By:	/s/ Ken Fenton
Name:	Ken Fenton
Title:	Executive Vice President

ENJET, LLC

By:	/s/ LP Byler
Name:	LP Byler
Title:	President

2

Exhibit 10.31

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE B

(Effective as of November 1, 2016)

ADDITIVE & ANCILLARY SERVICES

	Baton Rouge	Galveston
Generic Gas Additive/bbl	N/A	N/A
Proprietary Gas Additive/bbl	N/A	N/A
Ethanol Blending/bbl	N/A	N/A
Biodiesel Blending/bbl	N/A	N/A
Butane Blending/bbl	N/A	N/A
Red Dye Injection/bbl	N/A	N/A
Lubricity Additive/bbl	N/A	N/A
Cold Flow Additive/bbl	N/A	N/A
Tank Heating/hour	$[**][3]	Adjustable base monthly fee[4] + posted hourly rates
Circulating Fee/hour	$[**]	N/A
Tank-To-Tank Transfers/bbl	$[**]	$[**]
Shore Loop Transfer Fee/bbl	$[**]	N/A
Air Sparging Fee/hour	$[**]	$[**]
Agitating Fee/hour	$[**]	N/A
In-house Inspection Fee	$[**]	N/A

3 Tank heating fee to be increased in proportion to such Terminal Facility’s increase in the cost of natural gas in excess of $7.50 per mmbtu.

4 Base monthly fee, per tank (heating cost):

Tank Capacity (bbls)	Base Monthly Fee
106,000	$[**]
100,000	$[**]
54,000	$[**]
27,000	$[**]
15,000 (12,000 used)	$[**]

3

Exhibit 10.31

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Bill of Lading Fee	$[**]	$[**]
Truck Pump Off Fee	$[**]	N/A
Air Filter Replacement Fee	Terminal’s Cost	N/A
Tank Cleaning Fee	$[**] per barrel, per month	Terminal’s actual cost
Rail Car Unloading Fee	$[**] per rail car	N/A
Rail Car Steaming Fee	$[**] per car; to be increased per #3	N/A

4